UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 24, 2008

WORLD TROPHY OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-128532	20-2190950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 0572-6267666

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.01 Change in Control of Registrant

On the November 12, 2008 (the “Closing Date”), World Trophy Outfitters, Inc., a Nevada corporation (the “Company”) consummated a Share Exchange Agreement with Fast More Limited, a Hong Kong investment holding company (“Fast More”), Cheer Gold Development Limited, a company organized under the laws of Samoa (“CG”) and Floster Investment Limited, a company organized under the laws of Samoa (“Floster” and together with CG, the “Stockholders”) pursuant to which the Stockholders transferred to World Trophy all of their capital stock of Fast More, which such capital stock constituted 100% of the issued and outstanding capital stock of Fast More, in exchange for an aggregate 35,000,000 shares of common stock of World Trophy (of which 32,900,000 shares were issued to CG and 2,100,000 were issued to Floster). As a result of the exchange, the Stockholders now control an aggregate seventy percent (70%) of the voting stock of the Company, with CG owning 65.8% and Floster owning 4.2% (World Trophy currently has 50,000,000 shares issued and outstanding), and Fast More became a wholly-owed subsidiary of the Company.

On the Closing Date, The Company filed a Current Report on Form 8-K (the “Super 8-K”) with the SEC disclosing, among other things, the appointment of Xu Kecheng to serve as a member of the Board of Directors of the Company as well as the Company’s President and Chief Executive Officer in connection with the exchange. The Company also filed with the SEC an Information Statement complying with Rule 14F-1 under the Exchange Act of 1934, as amended, describing the change in a majority of the Company’s Board of Directors to occur not earlier than ten (10) days following the mailing of such Information Statement to the stockholders of the Company. The Company mailed such Information Statement to its stockholders of record on or about November 12, 2008 and is filing this Current Report on Form 8-K to disclose the effectiveness of Mr. Mathew Evans’ resignation as a director and the appointment of six (6) new directors of the Company as is set forth in Item 5.02 herein below, effective as of November 24, 2008.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 24, 2008, the Board of Directors of the Company accepted the resignation of Mr. Mathew Evans as a Director of the Company. Also effective November 24, 2008, the Board appointed He Zhiwei, Liu Chuanjie, Dong Quanfeng, Jiang Yanfu, Gong Xiaoyan and Yun Hon Man to serve as directors of the Company, with Xu Kecheng serving as Chairman of the Board. For further information on these individuals, please see the Section entitled “Directors, Executive Officers, Promoters and Control Persons” in the Company’s Super 8-K as filed with the U.S. Securities and Exchange Commission on November 12, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD TROPHY OUTFITTERS, INC.

Dated: November 26, 2008	By:	/s/ Xu Kecheng
Name: Xu Kecheng
Title: President and Chief Executive Officer